__________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                     FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):   April 23, 2010


                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  8.01  -  OTHER  EVENTS

     On April 23, 2010, the Board of Directors of N-Viro International Corporation (the "Board") agreed to form an ad-hoc advisory committee to assist and recommend to the Board concerning certain options for the financing of N-Viro Fuel facilities. The committee will be advisory only, non-compensated and will be made up of three persons, including the office of CEO/President of N-Viro International. Any recommendations by the advisory committee must be by a unanimous vote to bring a report of their recommendation to the Board for consideration.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:          May  3, 2010               By:       /s/  James K. McHugh
                ------------                         --------------------
                                                     James K. McHugh
                                                     Chief Financial Officer